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                                                                   EXHIBIT 10.10

                               FOURTH AMENDMENT
                               ----------------

     In accordance with Section 18.02 of the DBS Distribution Agreement ("Agreement") between Hughes Communications Galaxy, Inc. ("HGC"), and the National Rural Telecommunications Cooperative ("NRTC"), dated April 10, 1992, as previously amended, and for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement, is amended as follows:

               (1)  Section 1.01. The references to "December 1, 1992," are
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          hereby replaced with "December 11, 1992" as follows: (a) in the second line of Section 1.01(b)(v), and (b) in the second line of Section 1.01(b)(vi).

               (2) Section 1.03. The references to "December 11, 1992," are hereby replaced with "December 21, 1992" as follows: (a) in the first line of Section 1.03, (b) in the first line of Section 1.03(a), (c) in the first line of Section 1.03(b), and (d) in the first line of
          Section 1.03(e).

               (3)  Section 1.04.

                    (a) The references to "December 1, 1992," are hereby replaced with "December 11, 1992" as follows: (i) in the first and seventh lines of Section 1.04(a), (ii) in the first line of Section 1.04(b)(i), (iii) in the first line of Section 1.04(b)(ii), and (iv) in the second line of Section 1.04(b)(iii).

                    (b) The references to "December 11, 1992," are hereby replaced with "December 21, 1992" as follows: (i) in the tenth and fourteenth lines of Section 1.04(a), (ii) in the fourth line of
          Section 1.04(b)(i), (iii) in the fourth line of Section 1.04(b)(ii), and (iv) in the fourth line of Section 1.04(b)(iii).

               (4) Section 5.01. The references to "December 11, 1992" are hereby replaced with "December 21, 1992" as follows: (a) in the tenth line of Section 5.01(a), and (b) in the first and ninth lines of
          Section 5.01(b)(i).

               (5)  Section 11.

                    (a) The references to "December 1, 1992" are hereby replaced with "December 11, 1992" as
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          follows: (i) in the first line of Section 11.01(a), and (ii) in the first line of Section 11.02(b).

                    (b) The reference to "December 11, 1992" is hereby replaced with "December 21, 1992" in the first line of Section 11.03(a).

               (6) Section 19(a). The reference to "December 11, 1992" in the third line of Section 19(a) is hereby replaced with "December 21, 1992."

     This Fourth Amendment may be executed in counterparts pursuant to Section
18.11 of the Agreement and delivered via telecopier. All other terms and conditions of the Agreement shall remain unmodified and in full force.

     WHEREOF each of the parties hereto has duly executed and delivered this Fourth Amendment as of the date indicated below.

HUGHES COMMUNICATIONS                        NATIONAL RURAL
GALAXY, INC.                                 TELECOMMUNICAITONS
                                             COOPERATIVE

By: /s/                                      By: /s/
   -------------------                          -------------------

Date: 12/1/92                                Date: 12/1/92
     -----------------                            -----------------

Attest: /s/                                  Attest: /s/
       ---------------                              ---------------

Date: 12/1/92                                Date: 12/1/92
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